Exhibit 99.1

FMC Corporation

Bank of America

34th Annual Investment Conference

September 20, 2004

William G. Walter

Chairman, President and CEO

Disclaimer

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

These slides and the accompanying presentation contain “forward-looking statements” that represent management’s best judgment as of the date hereof based on information currently available. Actual results of the Company may differ materially from those contained in the forward-looking statements.

Additional information concerning factors that may cause results to differ materially from those in the forward-looking statements is contained in the Company’s periodic reports filed under the Securities Exchange Act of 1934, as amended.

The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

Use of Non-GAAP Terms

These slides contain certain “non-GAAP financial terms” which are defined below and on FMC’s Investor Relations web site (http://ir.fmc.com) in the Glossary of Financial Terms section. In addition, in the Conference Calls and Presentations section of the web site, we have provided reconciliations of non-GAAP terms to the closest GAAP term. Lastly, these slides contain references to segment financial items which are presented in detail in Note 19 of FMC’s 2003 Form 10-K.

EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) is the sum of Income (loss) from continuing operations before income taxes and cumulative effect of change in accounting principle and Depreciation and Amortization.

EBITDA Margin is the quotient of EBITDA (defined above) and Revenue.

ROIC (Return on Invested Capital) is the sum of Earnings from continuing operations before restructuring and other charges (gains) and after-tax Interest expense divided by the sum of Short-term debt, Current portion of long-term debt, Long-term debt and Total shareholders’ equity.

Free Cash Flow is the sum of Cash provided (required) by operating activities and Cash required by discontinued operations less Cash required by investing activities.

FMC Corporation

Diversified chemical company with leading market positions in industrial, consumer and agricultural markets globally

($ million, LTM 6/30/04)

FMC

Sales: $2,017.4

EBITDA: $343.5

Margin: 17.0%

Industrial Chemicals

Sales: $793.1

EBITDA: $96.6

Margin: 12.2%

Specialty Chemicals

Sales: $526.4

EBITDA: $132.4

Margin: 25.2%

Agricultural Products

Sales: $703.3

EBITDA: $145.5

Margin: 20.7%

Our Commitments

Unlocking value and creating a faster growing FMC

Realize the operating leverage inherent within FMC

Double-digit growth in earnings* Industrial Chemicals recovery

Continued growth in Specialty Chemicals and Agricultural Products

Create greater financial flexibility

Reduce net debt to $600 million by the end of 2006 Regain an investment grade credit rating

Focus the portfolio on higher growth businesses

Manage Specialty Chemicals and Agricultural Products for growth

Manage Industrial Chemicals for cash Divest any business that cannot sustain our cost of capital Improve ROIC to 12 percent minimum by 2006

* Before restructuring and other charges

Strong First Half 2004 Performance

Outstanding performance in Agricultural Products

A 21% year-over-year increase in sales Even stronger earnings growth of over 100%

Improvement in Industrial Chemicals

$20 million in annual restructuring savings at Astaris

Higher selling prices in hydrogen peroxide, phosphorus chemicals and domestic soda ash

Significant growth in soda ash export volumes

Sold-out U.S. soda ash market and tight hydrogen peroxide market

Steady top-line growth in our Specialty Chemicals franchise

Continued reduction in net debt

Despite last keepwell payment to Astaris of $36 million and the seasonal working capital build in Agricultural Products

On Track to Exceed Our Commitments

2003 Actual Jan. 2004 Outlook July 2004 Outlook

Earnings per Share ($)* 1.90 2.30 - 2.50 3.10 - 3.25

Annual Reduction in Net Debt 47 20 - 40 40 - 60 ($ millions)

Return on Invested Capital (%) 8.4 8.9 10.5

* Before restructuring and other charges

Turn in Financial Performance

We remain on track to deliver a sustained multi-year recovery in sales and earnings

Sales*, $ millions

2,200 2,000 1,800 1,600 1,400 1,200 1,000

2000 2001 2002 2003 2004E

6.00 5.00 4.00 3.00 2.00 1.00 -

EPS**, $

Sales EPS

* 2004E sales are calculated using last twelve month’s sales ended 6/30/04.

** 2004E EPS are consensus earnings as of September 17, 2004.

Industrial Chemicals to be the Primary Driver of Higher Earnings

Millions

$250 $200 $150 $100 $50 $0 $194 $208 $177 $133 $130 $94 $97

1998 1999 2000 2001 2002 2003 2004 (LTM)

25% 20% 15% 10% 5% 0%

Margin

EBITDA Capital Spending EBITDA Margin (%)

Last Peak

Sold-out U.S. Soda Ash Industry

U.S. Bulk

Soda Ash Price Index (1990 = 1.0)

1.2 1.1 1 0.9 0.8

1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003

2004F 100 95 90 85

Effective Capacity Utilization (%, U.S.)

Price Index Effective Capacity Util.

Rising Domestic Hydrogen Peroxide Prices

Last Peak

Hydrogen Peroxide

Price Index (1994=1.0)

1.2 1.1 1 0.9 0.8 0.7 0.6

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003

2004F 100 95 90 85 80 75 70

Effective Capacity Utilization

(%, North America)

Price Index Effective Capacity Util.

Turnaround In Domestic Phosphorus

Significant restructuring at Astaris

Plant closures and product line transitions are completed

Annualized savings of $40 million are in place (a $20 million benefit to FMC’s operating profit)

North American market dynamics are improving

Astaris capacity reductions have tightened domestic supply

Strong euro has reduced import pressures from Europe

Chinese P4 supply has greatly subsided due to energy constraints

Broad-based price increases of 4-7 percent are expected to have favorable impact on 2005 contracts

De-leveraging and refinancing Astaris

$36 million of keepwells paid during Q2 2004

Astaris is now debt free

Possible refinancing of Astaris in late 2004 or 2005

Platforms in Specialty Chemicals To Drive Top-line Growth

Millions

$140 $120 $100 $80 $60 $40 $20 $0 $115 $110 $127 $122 $116 $132 $132

1998 1999 2000 2001 2002 2003 2004 (LTM)

30% 25% 20% 15% 10% 5% 0%

Margin EBITDA Capital Spending EBITDA Margin (%)

BioPolymer:

Attractive end-use markets growing at 3 to 6% per year

Global leader in all three product lines

Lithium:

Focus on specialty markets growing at 4 to >10% per year

Agricultural Products to Remain Strong

Millions

$160 $140

$120 $100 $80 $60

$40 $20 $0 $106 $87 $114 $101 $99 $111 $145

1998 1999 2000 2001 2002 2003 2004 (LTM)

25% 20% 15% 10% 5% 0%

Margin

EBITDA Capital Spending EBITDA Margin (%)

Global farm economy expected to remain strong through 2005

Refocused strategy yielding projected benefits:

Significant cost savings from outsourcing and cost reduction

Improved product mix through new labels and niche market focus

Growth from newly licensed products

Significant Improvement to Cash Flow

$ millions

Cash Flow Components 2004 2005 2006 2007

EBITDA* $368

Pre-Tax Interest** 84

Capital Expenditures 90

Cash Taxes 15

Environmental 25

Increasing

Decreasing

Relatively Flat

Relatively Flat

Relatively Flat

Phosphorus-Related:

Pocatello 35 <10 <10 <10

Keepwells 36 — — —

* Calculated using mid-point of earnings per share guidance before restructuring and other charges provided on July 28, 2004. See reconciliation under “Conference Calls” at http://ir.fmc.com.

** Includes $82 million of GAAP interest expense and $2 million of affiliate interest expense.

In Summary

Great businesses, each generating EBITDA of over $100 million

Industrial Chemicals earnings are currently $50 million below mid-cycle and $100 million below peak

Steady growth in the balance of the portfolio

Low capital expenditure requirements

Significantly improving free cash flow

Terrific Stock Performance

The Street has recognized the deep value opportunity and has driven strong stock performance

Price, $/share

50 40 30 20 10 0

3/3/2003 5/3/2003 7/3/2003 9/3/2003

11/3/2003

1/3/2004 3/3/2004 5/3/2004 7/3/2004 9/3/2004

Yet Still, FMC Remains Grossly Undervalued

Enterprise Value/EBITDA (LTM)

25 20 15 10 5 0

Lyondell Lubrizol Olin Valspar IMC Scotts Crompton Ferro Sensient Airgas Albemarle Cytec RPM Cabot Min. Tech FMC

S&P 400 Midcap Chemicals

As of the close on September 16th, 2004

FMC Corporation